Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of CTC Media, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Boris Podolsky, Acting Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1                                         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2                                         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BORIS PODOLSKY

Boris Podolsky
Acting Chief Executive Officer
Chief Financial Officer
February 28, 2012

A signed original of this written statement required by Section 906 has been provided to CTC Media, Inc. and will be retained by CTC Media, Inc. and furnished to the SEC or its staff upon request.